UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):   February 1, 2010

EXPEDITE 5, INC.
(Exact Name of Registrant As Specified In Charter)

DELAWARE	000-52866
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(IRS Employee Identification No.)

21 Arlington Street
London, United Kingdom SW1A 1RN
(Address of Principal Executive Offices)

44 020 7491 6414
  (Issuer Telephone Number)
212 Carnegie Center #206
Princeton, NJ 08540
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On February 1, 2010 (the “Closing Date”), Regent International Enterprises Ltd, First Equity Group Ltd. and Red Sky Enterprises Ltd acquired the 100% of the issued and outstanding common stock of Expedite 5, Inc., a Delaware corporation (the “Company”), from Sheila Hunter (the “Seller”), in accordance with common stock share purchase agreements (the “Share Purchase Agreements”) by and between Sheila Hunter and Regent International Enterprises Ltd, First Equity Group Ltd. and Red Sky Enterprises Ltd respectively.  On the Closing Date, pursuant to the terms of the Share Purchase Agreements, Regent International Enterprises Ltd, First Equity Group Ltd. and Red Sky Enterprises Ltd each acquired 1,247,500 shares of the Company’s issued and outstanding common stock representing 100% of the Company’s issued and outstanding common stock, for a total purchase price of Thirty Thousand ($30,000) dollars.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On February 1, 2010, we issued a total of 3,642,500 shares of our common stock to Sheila Hunter in consideration for services rendered; such shares were subsequently sold to Regent International Enterprises Ltd, First Equity Group Ltd. and Red Sky Enterprises Ltd as described in Item 1.01 above.

Such securities were not registered under the Securities Act of 1933. The issuance of these shares was exempt from registration, pursuant to Section 4(2) of the Securities Act of 1933. These securities qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance securities by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of securities offered. We did not undertake an offering in which we sold a high number of securities to a high number of investors. In addition, the shareholder had the necessary investment intent as required by Section 4(2) since they agreed to and received share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the 1933 Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act of 1933 for this transaction.

ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT.

On the Closing Date, pursuant to the terms of the Share Purchase Agreements, Regent International Enterprises Ltd, First Equity Group Ltd. and Red Sky Enterprises Ltd in the aggregate purchased a total of 3,742,500 shares of issued and outstanding common stock of the Company from Sheila Hunter.  At this time, Sheila Hunter was the sole officer and director of the Company.  As part of the acquisition, and pursuant to the Share Purchase Agreements, the following changes to the Company's directors and officers have occurred:

●	As of February 1, 2010, Mark Opzoomer was appointed as the Company's President, Chief Executive Officer and Director.
●	As of February 1, 2010, Rob Gorle was appointed as the Company's Chief Financial Officer and Secretary.
●	As of February 1, 2010, Andrew Hromyk was appointed as a Director.
●	As of February 1, 2010, Harald Ludwig was appointed as Chairman of the Board of Directors.
●
Sheila Hunter then resigned as a member of the Company's Board of Directors and as the Company's President, Chief Executive Officer, Secretary, Principal Accounting Officer and Director, effective February 1, 2010.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Sheila Hunter resigned as a member of the Company's Board of Directors effective as of February 1, 2010.  Sheila Hunter also resigned as the Company's President, Chief Executive Officer, Secretary and Principal Accounting Officer effective February 1, 2010.  At the time of resignation, Ms. Hunter was not a member of any committee on the board of directors.  The resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

On February 1, 2010, Mr. Mark Opzoomer was appointed as the Company's President, Chief Executive Officer and Director.  Mr. Rob Gorle was appointed as the Company's Chief Financial Officer and Secretary. Mr. Andrew Hromyk was appointed as a Director. Mr. Harald Ludwig was appointed as Chairman of the Board of Directors.  As of the date of this filing, our new officers and directors have not been appointed to any committee of the board of directors.

Mr. Mark Opzoomer Age 52, President, Chief Executive Officer and Director, Mr. Opzoomer was previously CEO of Yahoo! Europe, Rambler Media Limited, a UK listed Russian internet media property, COO of Hodder Headline plc, a UK listed book publisher, Commercial Director of Sega Europe and Virgin Communications including Virgin Games. He is a non- executive director of UK listed E1Entertainment Limited, blinkx plc, and privately held Newbay Software Limited.

Mr Rob Gorle Age 36, Chief Financial Officer and Secretary, Mr. Gorle has spent the last 7 years in finance and audience measurement groups at Yahoo in Europe and Sunnyvale. A qualified CA, he previously spent 3 years at the venture backed software company Mediasurface (now Alterian).

Mr. Andrew Hromyk Age 43, Director, Mr. Hromyk has been President of Century Capital Management Ltd. an independent VC and Management Firm with a Focus on Investments and Private to Public Equity strategies, transactions include Emerging Markets, China Centric, Software, Telecom, Energy and Infrastructure. Select Transactions include, NASDAQ: HRBN, CHNG, CHLN, FEED, HEAT, DEER, WPCS, CFW. Mr. Hromyk has served on the board and as officer of several publicly traded companies.

Mr. Harald Ludwig Age 55, Chairman of the Board of Directors, Mr. Ludwig is co-Chair of Lionsgate Entertainment (NYSE, LGF) and he serves as Chairman of the Board and Chairman of the Strategic Committee.  He is President of Macluan Capital Corporation, a private equity investment firm, is a founding partner and Chairman of Bond Capital Partners in the UK and a founding partner of Balmoral Advisors in Los Angeles.  In addition, he serves on the Board of West Fraser Timber, as a Governor of the British Columbia Children’s Hospital Foundation, and is on the Advisory Board of Tennenbaum & Company.

As of the date of this filing, there has not been any material plan, contract or arrangement (whether or not written) to which our officers and directors are a party in connection with this appointment as a director and an officer of this Company.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired:
None
(b)	Pro Forma Financial Information
None
(c)	Shell company transactions. None
(d)	Exhibits.
	Exhibit #	Description
	10.1	Share Purchase Agreement among Sheila Hunter and Red Sky Enterprises Ltd.
	10.2	Share Purchase Agreement among Sheila Hunter and First Equity Group Ltd.
	10.3	Share Purchase Agreement among Sheila Hunter and Regent International Enterprises Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDITE 5, INC

By:	/s/Mark Opzoomer
Mark Opzoomer President, Chief Executive Officer and Director

 Dated: February 5, 2010

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